UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 20, 2014, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2014 fourth quarter and year ended September 30, 2014.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

The press release referenced in this Item 2.02, to the extent that it discusses financial results of Nutraceutical for the quarter and year ended September 30, 2014, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

Nutraceutical herewith files the following documents as exhibits to this Current Report on Form 8-K:

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated November 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/s/ Cory J. McQueen
Date: November 20, 2014		Cory J. McQueen
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Nutraceutical dated November 20, 2014